UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): March 6, 2009

                       Frontier Communications Corporation
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

          001-11001                                  06-0619596
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   (Commission File Number)                (IRS Employer Identification No.)


     3 High Ridge Park, Stamford, Connecticut             06905
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     (Address of principal executive offices)          (Zip Code)

                                 (203) 614-5600
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              (Registrant's telephone number, including area code)


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                   (Former name or former address, if changed
                              since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01      Regulation FD Disclosure
               ------------------------

                    The  information  set forth in the press  release  issued by
               Frontier Communications Corporation on March 6, 2009, attached hereto as Exhibit 99.1, is incorporated herein by reference.

                    The information  furnished in Item 7.01 of this Form 8-K and in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 9.01      Financial Statements and Exhibits
               ---------------------------------

               (d) Exhibits

               99.1 Press Release of Frontier Communications  Corporation issued
                    March 6, 2009.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FRONTIER COMMUNICATIONS CORPORATION


Date:  March 6, 2009               By:  /s/ Robert J. Larson
                                        ----------------------------
                                        Robert J. Larson
                                        Senior Vice President and
                                        Chief Accounting Officer